UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2017

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-37660 (Commission File No.)	14-1798693 (IRS Employer Identification No.)

157 Church Street New Haven, Connecticut (Address of principal executive offices)	06506 (Zip Code)

(207) 688-6000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure

During Avangrid, Inc.’s (“AVANGRID”) first quarter 2017 earnings call on April 25, 2017, management correctly stated that as of the first quarter of 2017, AVANGRID’s effective tax rate estimate for 2017 was approximately 30%. This reflects an improvement compared to the comparable figure for the first quarter of 2016, which was 32.9%. During the call, there was reference to a previous effective tax rate estimate for 2017 of approximately 35% provided by AVANGRID as part of its Long-Term Outlook. This effective tax rate estimate provided in AVANGRID’s Long-Term Outlook was presented on a different basis, reflecting management’s guidance of adjusted EBITDA consistent with the presentations provided by AVANGRID’s industry peers, which included production tax credits (PTCs) reclassified to revenue. This presentation is different in certain key respects from the presentation of the effective tax rate provided in AVANGRID’s quarterly reports on Form 10-Q and annual reports on Form 10-K filed with the Securities and Exchange Commission, and in the results reported in AVANGRID’s earnings release, in each case which reflect PTCs as an adjustment to tax expense. AVANGRID currently anticipates that the estimated effective tax rate for 2017 will be slightly less than 35% when presented on the same basis as used in AVANGRID’s Long-Term Outlook and that the effective tax rate assumption included in AVANGRID’s Long-Term Outlook remains the same at approximately 35%.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Richard J. Nicholas

Name:	Richard J. Nicholas
Title:	Senior Vice President – Chief Financial Officer

Dated: April 25, 2017

3